UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2025

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01 Other Events

On January 14, 2025, Comstock Fuels Corporation (“Comstock Fuels”), a subsidiary of Comstock Inc. (the “Company”), executed an agreement with Hexas Biomass Inc. (“Hexas”), under which Hexas agreed to grant Comstock Fuels an exclusive worldwide license to Hexas’ intellectual properties in liquid fuels applications, subject to certain pre-existing agreements and relationships, and to provide certain development services in connection with Comstock Fuels’ site development and innovation activities. Under the terms of the agreement, Comstock Fuels also agreed to execute a simple agreement for future equity in the amount of $500,000 (“SAFE Investment”), paid in a series of four tranches on January 15, 2025, January 31, 2025, February 28, 2025, and March 31, 2025.

Hexas has developed a suite of proprietary intellectual properties for the propagation, production, harvesting, and processing of purpose grown energy crops with proven yields exceeding 25 to 30 dry metric tons per acre per year, or about 4 to 7 times the yields of traditional forestry species. Hexas crops are specifically designed to thrive in diverse environments, including marginal or underutilized lands, that complement and enhance the current agricultural ecosystem without disrupting or competing with food production. Hexas’ high yield energy crops produce enough feedstock to produce upwards of 100 barrels of fuel per acre per year with Comstock Fuels’ existing high yield biomass refining solutions. The agreement with Hexas therefore provides Comstock Fuels with its own source of the feedstock needed for the financing and operation of its planned biorefineries.

The agreement terminates if the execution and delivery of mutually acceptable, definitive documents does not occur on or before February 15, 2025, unless extended by the parties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: January 21, 2025	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer